UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 9, 2005

                             MCLEODUSA INCORPORATED
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             (Exact name of registrant as specified in its charter)

       DELAWARE                      0-20763                   42-1407240
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(State or other jurisdiction     (Commission                 (IRS Employer
   of incorporation)              File Number)             Identification No.)

   McLeodUSA Technology Park, 6400 C Street SW,
         P.O. Box 3177, Cedar Rapids, IA                      52406-3177
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     (Address of principal executive offices)                 (Zip Code)

Registrant's telephone number, including area code (319) 364-0000

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        (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17
     CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
     CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02       Results of Operations and Financial Condition

On August 9, 2005, McLeodUSA Incorporated announced its financial and operating results for the quarter ended June 30, 2005 in a press release, a copy of which is attached hereto as Exhibit 99.1.

ITEM 9.01       Financial Statements and Exhibits

Exhibit No.        Description
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99.1               Press Release, dated August 9, 2005

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                              MCLEODUSA INCORPORATED
                                              (Registrant)



Date: August 9, 2005                           /s/ G. Kenneth Burckhardt
                                              --------------------------------
                                              By:  G. Kenneth Burckhardt
                                              Its: Executive Vice President
                                                   and Chief Financial Officer

                                 EXHIBIT INDEX


Exhibit No.        Description
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99.1               Press Release, dated August 9, 2005